EXHIBIT 10.1

                        WITS BASIN PRECIOUS MINERALS INC.
              SUBSCRIPTION AGREEMENT AND INVESTMENT REPRESENTATION

                       UNITS OF COMMON STOCK AND WARRANTS



Wits Basin Precious Minerals Inc.
520 Marquette Avenue, Suite 900
Minneapolis, MN   55402

Ladies and Gentlemen:

      The undersigned represents that, if an individual, he/she is of legal age, and hereby subscribes for _________________ "Units," each Unit consisting of one
(1) share of common stock, par value $0.01 per share (the "Common Stock") of Wits Basin Precious Minerals Inc., a Minnesota corporation (the "Company"), and one-half (1/2) of one common stock purchase warrant (the "Warrants"). Each whole common stock purchase warrant is exercisable on or before December 31, 2006 for one (1) share of common stock at a price of $0.25 per share (the "Warrants" and together with the Units, the "Securities"). The aggregate purchase price of the Securities shall be $_________ (the "Purchase Price"). The shares of Common Stock underlying the Units shall be referred to herein as the "Shares." Details of this Offering are in the Term Sheet, attached herewith as Exhibit A. The undersigned acknowledges that this Subscription Agreement and Letter of Investment Representations is contingent upon the acceptance in whole or in part by the Company.


      THE UNDERSIGNED ACKNOWLEDGES THAT AN INVESTMENT IN THE COMPANY IS HIGHLY SPECULATIVE, INVOLVES A HIGH DEGREE OF RISK AND IMMEDIATE DILUTION AND IS SUITABLE ONLY FOR PERSONS WHO CAN AFFORD TO LOSE THEIR ENTIRE INVESTMENT.


      This subscription is made in connection with the Company's offering (the "Offering") of a minimum of 1,000,000 Units (the "Minimum") and a maximum of 20,000,000 Units (the "Maximum") and is subject to the following terms and conditions:

      1. RIGHT OF REJECTION. This subscription is made subject to the right of the Company to reject any subscription in whole or in part.

      2. PURCHASE PRICE. In payment for the Units, the undersigned hereby delivers the sum equal to the number of Units purchased (must be purchased in even increments) multiplied by $0.10 (the "Purchase Price").


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


      3.    PAYMENT INSTRUCTIONS:

Payment for the Units shall be made by bank wire transfer, certified cheque, or bank draft (without deduction of bank service charges or otherwise) payable to "Wits Basin Precious Minerals Inc" in US Dollars. The entire subscription price for all Units must be paid at the time of subscription. In the case of a bank wire transfer, funds should be wired to:

Bank:          Wells Fargo Bank Minneapolis, N.A., 90 So. 7th Street,
               Minneapolis, MN 55402
Routing #:     121000248
Account #:     1007325812
Account Name:  Wits Basin Precious Minerals Inc.
Bank Contact   John Hicks at 612.667.1619


      4.    REGISTRATION INSTRUCTIONS:

The undersigned hereby directs that the certificates representing the Units shall be delivered as indicated above at the time of the closing and shall be registered as follows:


--------------------------------------------------------------------------------
                                     (Name)


--------------------------------------------------------------------------------
                      (Address, City, Postal Code, Country)



      5. DELIVERY INSTRUCTIONS. The Company is authorized to deliver the Units to:


--------------------------------------------------------------------------------
                                     (Name)


--------------------------------------------------------------------------------
                      (Address, City, Postal Code, Country)

Attention:
          ----------------------------------------------------------------------
                           (Contact and Phone Number)



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      6.    REPRESENTATIONS  AND  WARRANTIES  OF  SUBSCRIBER.   The  undersigned
acknowledges, warrants, and represents as follows:

            (a) I have, either alone or with the assistance of my professional advisor, sufficient knowledge and experience in financial and business matters that I believe myself capable of evaluating the merits and risks of the prospective investment in the Units.

            (b) I have obtained, to the extent I deem necessary, professional advice with respect to the risks inherent in investment in the Units, the suitability of the investment in light of my financial condition and investment needs, and legal, tax and accounting matters.

            (c) I have been given access to full and complete information regarding the Company, including without limitation: (i) the Company's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission (the "SEC"), (ii) the Company's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2004 and June 30, 2004, and (iii) the Company's Current Reports on Form 8-K: dated February 6, 2004 and filed on February 12, 2004; dated March 1, 2004 and filed on March 2, 2004; dated May 17, 2004 and filed on May 17, 2004; dated May 28, 2004 and filed on June 4, 2004; dated June 10, 2004 and filed on June 14, 2004; dated August 3, 2004 and filed on August 4, 2004; dated August 30, 2004 and filed on September 1, 2004; dated September 10, 2004 and filed on September 16, 2004; and dated October 13, 2004 and filed on October 15, 2004; and have utilized such access to my satisfaction to verify any information I may have sought relating to the Company and relevant to my investment decision. I have been given the opportunity to discuss all material aspects of this transaction with representatives of the Company and any questions asked have been answered to my full satisfaction.

            (d) I recognize that investment in the Units involves a high degree of risk, that the purchase of the Units is a long-term investment, that transferability and sale of the Units are restricted in many ways, and that I could sustain a total loss of my investment. I have carefully reviewed the Risk Factors in the Company's Annual Report on Form 10-K, the Company's Quarter Reports on Form 10-QSB and the additional Risk Factors attached hereto as Exhibit B.

            (e) I am an "Accredited Investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). This representation is based on the following (check one or more, as applicable):

            ___   (1)   I have had an individual income in excess of $200,000 in
                        each of the two most recent years or joint income with my spouse in excess of $300,000 in each of the two most recent fiscal years and reasonably expect reaching the same income level in the current year; or

            ___   (2)   As of the date hereof, I (either individually or with my
                        spouse) have a net worth in excess of $1,000,000; or

            ___   (3)   I am a director or executive officer of the Company; or

            ___   (4)   The  undersigned  is a corporation  or  partnership  not
                        formed for the specific purpose of acquiring the Units and has total assets in excess of $5,000,000.


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            ___   (5)   The undersigned,  if not an individual, is an entity all
                        of whose equity owners meet one of the tests set forth in (1) through (4) above (if relying on this category alone, each equity owner must complete a separate copy of this Agreement).

            (f) I have ____/have not _____ used the services of a purchaser representative in connection with this investment. If I have used a purchaser representative I have received a fully completed and executed Purchaser Representative Questionnaire.

            (g) I am not relying upon the Company with respect to the economic considerations involved in determining to make an investment in the Units.

            (h) I have no need for immediate liquidity with respect to my investments and have sufficient income to meet my current and anticipated obligations. The total loss of the Purchase Price being paid herewith would not cause financial hardship to me and would not adversely affect my current standard of living. In addition, my overall commitment to investments which are not readily marketable is not disproportionate to my net worth and my investment in the Units will not cause such overall commitment to become excessive.

      7. INVESTMENT PURPOSE OF SUBSCRIBER. I represent and warrant that it is my intention to acquire the Units for my own account for investment purposes and not with a view to resale in connection with any distribution thereof.

      In order to assure the Company that I have no present intention to resell or dispose of the Units, I hereby represent and warrant the following facts:

      (a) I am domiciled in the State of _____________ or Country of ______________ and intend to receive and hold the Units for my personal account.

      (b) I have no contract, undertaking, agreement or arrangement with any person or company to sell or transfer the Units to any such person or company or to have any such person or company sell the Units on my behalf.

      (c) I am not aware of any occurrence, event, or circumstance upon the happening of which I intend to transfer or sell the Units and I do not have any present intention to transfer or sell the Units after a lapse of any particular period of time.

      (d) I have been informed that in the view of some state securities commissions, a purchase now with an intent to resell, by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or that of the industry, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Units, would represent a purchase with an intent inconsistent with the representations set forth above, and that such state securities commissions might regard such sale or disposition as a deferred sale with regard to which an exemption from registration is not available.


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      (e)   I further  represent  and agree that if,  contrary to the  foregoing representations and warranties, I should later desire to dispose of or transfer any of the Units in any manner, I shall not do so without first obtaining an opinion of counsel satisfactory to the Company that such proposed disposition or transfer may be made lawfully without the registration of the Units pursuant to the Securities Act and applicable state laws.

      8. REGISTRATION STATUS OF SECURITIES. I understand that the Units to be issued hereunder have not been registered under the Securities Act or under applicable state securities acts, on the grounds that the Units are being issued in a transaction involving a limited group of knowledgeable investors fully familiar with the affairs and proposed operations of the Company and not involving a public offering and that, consequently, such transaction is exempt from registration under the Securities Act and state securities acts.

      In that regard, I understand that the Units may not be sold, transferred or otherwise disposed of except pursuant to an effective registration statement or appropriate exemption from registration under applicable state law and, as a result, I may be required to hold the Units for an indefinite period of time. Except as described above, I understand that the Company has not agreed to register the Units for distribution in accordance with the provisions of the Act or state law, and that the Company has not agreed to comply with any exemption under the Act or state law for the resale of the Units.

      I understand that the Units have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission.

      I acknowledge that the Company will rely on my representations herein as a basis for the exemption from registration. I agree to indemnify the Company for and from any claim, liability, cost or expense, including reasonable attorneys' fees, arising from any unlawful sale by me or offer by me to sell or transfer any of the Units subscribed for hereby.

      I understand that no assurance can be made that any of the Units can be resold at any price. I understand that no representations or warranties of any kind are intended nor should any be inferred with respect to the economic viability of this investment or with respect to any benefits, which may accrue to investment in the Company. I understand that the Company, its directors, officers and employees, do not in any way represent, guarantee or warrant any economic gain or profit with regard to the business or that favorable income tax consequences will flow therefrom.

      9. LEGEND ON CERTIFICATES TO BE ISSUED. I understand and acknowledge that the certificates representing the Shares and Warrants subscribed for hereby and to be issued by the Company upon acceptance of this Subscription Agreement, will contain substantially the following legend:

      "The Shares represented by this Certificate has not been registered under the Securities Act of 1933, as amended, or any state Blue Sky law. Such Shares have been acquired by the registered holder hereof for his or her own account for investment purposes and may not be sold, transferred or otherwise disposed of for value, except pursuant to registration under all applicable securities laws or the receipt by the Company of an opinion of counsel, satisfactory in form and substance to the Company, that registration is not required under such securities laws."


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


      10. REGISTRATION RIGHTS. The Company agrees to file a "resale" registration statement (the "Registration Statement") with the United States Securities and Exchange Commission ("SEC") on an appropriate form and to include therein the Common Stock included in the Units and the Common Stock purchasable by the undersigned upon the exercise of the Warrants, to allow the resale of such Securities by the undersigned, and to use its best efforts to cause the Registration Statement to become effective within ninety (90) days from the date of issuance of the Securities. In the event the Registration Statement has not been declared effective by the SEC within ninety (90) days following the termination of the Offering by the Company, the Company shall be obligated to reduce the exercise price of the Warrants from $0.25 per share to $0.10 per share. The Company shall bear all expenses and fees incurred in connection with the preparation, filing, and amendment of the Registration Statement with the Commission, except that the undersigned shall pay all fees, disbursements and expenses of any counsel or expert retained by the undersigned and all underwriting discounts and commissions, filing fees and any transfer or other taxes relating to the Securities included in the Registration Statement. The undersigned agrees to cooperate with the Company in the preparation and filing of any Registration Statement, and in the furnishing of information concerning the undersigned for inclusion therein, or in any efforts by the Company to establish that the proposed sale is exempt under the 1933 Act as to any proposed distribution. The undersigned understands that if the Company has not received such information requested by the Company in the Registration Notice within 20 days after undersigned's receipt thereof, the Company shall have no obligation to include any of undersigned's Securities in the Registration Statement.

      11. REDEMPTION. The Warrants shall be redeemable in whole at the option of the Company for $0.01 per share in the event that (i) the average of the high and low trading prices is equal to or greater than $0.75 for at least 10 consecutive trading days during the term of the Warrants; and (ii) a registration statement enabling the resale of the Shares (as described in paragraph 8 above) has been declared effective by the Securities and Exchange Commission. The Company shall give the undersigned at least ten days prior written notice of its intent to redeem the Warrants, at the address of the undersigned as last recorded on the Company's records, which notice shall state the record date fixed for the redemption and the place designated for the surrender of the Warrants. Following any such redemption, the Warrants, unless previously exercised, shall be null and void.

      12. ADDITIONAL INFORMATION AVAILABLE. I acknowledge that the Company has provided me with access to such other information as I have deemed necessary or important in my evaluation of the investment in the Units.

      13. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to the successors and assigns of the Company and to the personal and legal representatives, heirs, guardians, successors, and permitted assignees of the undersigned.

      14. ENTIRE AGREEMENT. This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

      15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

                      Signature and acceptance page follows


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


I further acknowledge that I have determined that an investment in the Units is appropriate for me, in view of my overall financial condition.

Dated:______________, 2004.


_________________________________   ___________________________________
Signature                           Signature


_________________________________   ___________________________________
Name Typed or Printed               Name Typed or Printed


                                   ACCEPTANCE

      On behalf of Wits Basin Precious Minerals Inc., the undersigned authorized officer hereby accepts this Subscription and agrees to issue a certificate representing _____________ Units consisting of Shares of Common Stock and Warrants to the foregoing subscriber.

Dated:__________________, 2004.

WITS BASIN PRECIOUS MINERALS INC.


By_____________________________________
  Name:________________________________
  Title:_______________________________




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                             SUBSCRIBER INFORMATION



______________________________________     _____________________________________
Name                                       Name


______________________________________     _____________________________________
Tax Identification or Social Security      Tax Identification or Social Security
Number                                     Number


_________________________________
_________________________________
_________________________________
Residence Address


_________________________________
_________________________________
_________________________________
Mailing Address (for registration
on books of the Company)


Type of Ownership (Check One):


|_|  Individual Ownership          |_|  Joint Tenants with right of Survivorship

|_|  Trust or Estate
     (Describe, and enclose        |_|  Tenants-in-Common (both parties
      authority)                        must sign)

|_|  Other (explain):________________
     ________________________________



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